UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 30 January 2023

BOXSCORE BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-165972	22-3956444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Putnam Ave. Suite 400

Greenwich, Connecticut 06830

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 800-998-7962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE.

On February 01, 2023, representatives of BoxScore Brands, Inc. (the “Company”) began making presentations to current and prospective investors at various conferences and meetings using some or all of an investor presentation, and possibly with modifications, containing certain Company information and highlights of the lithium market (the “Investor Presentation”). A copy of the Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”), and incorporated herein by reference. The Investor Presentation will also be available on the Company’s website: www.americanbatterymaterials.com.

By filing this Current Report and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this Current Report or in the Investor Presentation that is required to be disclosed solely by reason of Regulation FD. The Investor Presentation includes forward looking statements within the meaning of the Securities Exchange Act of 1934, as amended from time-to time (the “Exchange Act”), the Securities Act of 1933, as amended from time-to-time (the “Securities Act”), and the rules under each of those statutes.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that the Company may make, by press release or otherwise, from time-to-time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report or in the Investor Presentation, although it may do so from time-to-time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or through other public disclosure.

The information presented in Item 7.01 of this Current Report and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

ITEM 8.01 OTHER EVENTS.

On 30 January 2023 the Company published a press release announcing that the Company had issued an update to the shareholders of the Company. A copy of the press release is included herewith as Exhibit 99.2 and the information in the press release is incorporated by reference into this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation (furnished only)
99.2	Press Release published on 30 January 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 01 February 2023	BOXSCORE BRANDS, INC.

	BY:	/S/ SEBASTIAN LUX
Sebastian Lux,
Chief Executive Officer

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